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                                                                     Exhibit 2.1


                              METHANEX CORPORATION

                           -% SENIOR NOTES DUE -, 2015

                             UNDERWRITING AGREEMENT


                                                                    July -, 2005



ABN AMRO Incorporated
BNP Paribas Securities Corp.,
   As representatives of the several Underwriters named in Schedule I hereto,

c/o      ABN AMRO Incorporated
         55 East 52nd Street, 6th Floor
         New York, NY 10055

         BNP Paribas Securities Corp.,
         787 Seventh Avenue, 8th Floor
         New York, NY  10019-6016

Ladies and Gentlemen:

                  Methanex Corporation, a Canadian corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of US$150,000,000 principal amount of the Company's -% Senior Notes due -, 2015 (the "SECURITIES").

         1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) The Company meets the requirements under the Securities Act (British Columbia) (the "BCSA") and the rules, regulations and published policy statements applicable in the Province of British Columbia, including the rules and procedures established for the pricing of securities after the final prospectus is receipted pursuant to National Instrument 44-103 - Post-Receipt Pricing (the "PREP PROCEDURES"), for use of a short form prospectus with respect to the Securities pursuant to National Instrument 44-101-Short Form Prospectus Distributions (collectively, "BRITISH COLUMBIA SECURITIES LAWS"); a preliminary short form


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         prospectus relating to the Securities has been filed with the British
         Columbia Securities Commission in the Province of British Columbia (the "BCSC") (the "CANADIAN PRELIMINARY PROSPECTUS"); the BCSC has issued a preliminary receipt for the Canadian Preliminary Prospectus; a final short form prospectus relating to the Securities has been filed with the BCSC (the "BASE PREP Prospectus") which omits the PREP Information (as hereinafter defined) in accordance with the PREP Procedures and the Company will prepare and file, promptly after the execution and delivery of this Agreement, with the BCSC, in accordance with the PREP Procedures, a supplemented PREP prospectus setting forth the PREP Information (the "SUPPLEMENTED PREP PROSPECTUS"); the information included in the Supplemented PREP Prospectus that is omitted from the Base PREP Prospectus and which is deemed under the PREP Procedures to be incorporated by reference in the Base PREP Prospectus as of the date of the Supplemented PREP Prospectus is referred to herein as the "PREP INFORMATION"; the Base PREP Prospectus for which a final receipt has been received from the BCSC, including the documents incorporated by reference therein, is herein referred to as the "CANADIAN PROSPECTUS", provided, however, that, from and after the time that the Supplemented PREP Prospectus is filed with the BCSC, the term "CANADIAN PROSPECTUS" shall refer to such Supplemented Prep Prospectus, including the documents incorporated by reference therein; the Canadian Preliminary Prospectus and the Canadian Prospectus for which a preliminary receipt and a final receipt were issued by the BCSC, respectively, were each in the form heretofore delivered to you and for each of the other Underwriters (including all documents incorporated by reference in the prospectus contained therein) and no other document with respect to such Preliminary Canadian Prospectus or Canadian Prospectus or document incorporated by reference therein has heretofore been filed or transmitted for filing with the BCSC; no order having the effect of ceasing or suspending the distribution of the Securities has been issued by the BCSC and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by the BCSC;

                  (b) The Company meets the general eligibility requirements for use of Form F-9 under the Securities Act of 1933, as amended (the "ACT") and a registration statement on Form F-9 (File No. 333- -) covering the registration of the Securities under the Act has been filed with the United States Securities and Exchange Commission (the "COMMISSION"); such registration statement and any post-effective amendment thereto (including the Canadian Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-9 and the applicable rules and regulations of the Commission), each in the form heretofore delivered to you and for each of the other Underwriters (including all documents incorporated by reference in the prospectus contained therein), have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission in accordance with the rules and regulations of the Commission under the Securities Act, is hereinafter called a "U.S.


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         PRELIMINARY PROSPECTUS"); the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, but excluding the Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), are hereinafter collectively called the "REGISTRATION Statement"; the Company will prepare and file, promptly after the execution and delivery of this Agreement, with the Commission, in accordance with General Instruction II.K of Form F-9, the Supplemented PREP Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-9 and the applicable rules and regulations of the Commission) (the "U.S. SUPPLEMENTED PROSPECTUS"); the prospectus included in the Registration Statement at the time it became effective, including the documents incorporated by reference therein, is herein called the "U.S. PROSPECTUS", provided, however, that, from and after the time that the U.S. Supplemented Prospectus is filed with the Commission, the term "U.S. PROSPECTUS" shall refer to such U.S. Supplemented Prospectus, including the documents incorporated by reference therein; the U.S. Preliminary Prospectus and the Canadian Preliminary Prospectus are hereinafter called the "PRELIMINARY PROSPECTUS" and the U.S. Prospectus and the Canadian Prospectus are hereinafter called the "PROSPECTUSES";

                  (c) The Company has prepared and filed with the Commission an appointment of agent for service of process upon the Company on Form F-X in conjunction with the filing of the Registration Statement (the "FORM F-X"); the Company has also caused the Trustee to prepare and file with the Commission a Statement of Eligibility under the Trust Indenture Act on Form T-1;

                  (d) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission or the BCSC, and each preliminary prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the British Columbia Securities Laws, the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through ABN AMRO Incorporated or BNP Paribas Securities Corp. expressly for use therein;

                  (e) The documents incorporated by reference in the Prospectuses, when they became effective or were filed with the BCSC and the Commission, as the case may be, conformed in all material respects to the requirements of the British Columbia Securities Laws and the Act or the Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as applicable, and the rules and regulations of the Commission thereunder, and, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or



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         necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectuses or any further amendment or supplement thereto, when such documents become effective or are filed with the BCSC and the Commission, as the case may be, will conform in all material respects to the requirements of the British Columbia Securities Laws and the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through ABN AMRO Incorporated or BNP Paribas Securities Corp. expressly for use therein;

                  (f) As of the applicable filing date or effective date, as the case may be, (A) the Canadian Prospectus and any amendments or supplements thereto complied and will comply in all material respects with the British Columbia Securities Laws; (B) the U.S. Prospectus and the Registration Statement and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission under the Act and the Trust Indenture Act; (C) the Form F-X and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission under the Act; (D) neither the Registration Statement nor any amendment or supplement thereto, together with each document incorporated therein by reference (as modified or superseded by the Registration Statement, any amendment or supplement thereto or any subsequent document incorporated therein by reference), contained or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (E) each of the Canadian Prospectus and the U.S. Prospectus and any amendment or supplement thereto, together with each document incorporated therein by reference (as modified or superseded by the Prospectuses, any amendment or supplement thereto or any subsequent document incorporated therein by reference), constituted and will constitute full, true and plain, disclosure of all material facts relating to the Company and the Securities, and did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in clauses (D) and (E) above do not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through ABN AMRO Incorporated or BNP Paribas Securities Corp. expressly for use in the Registration Statement, the Prospectuses, and any amendment or supplement thereto;

                  (g) There are no reports or information that in accordance with the requirements of the BCSC must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; there are no documents required to be filed with the BCSC in connection with any preliminary prospectus or the Canadian Prospectus that


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         have not been filed as required; there are no contracts, documents or other materials required to be described or referred to in the Registration Statement or the Prospectuses or to be filed as exhibits to the Registration Statement or with the BCSC that are not described, referred to or filed as required;

                  (h) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectuses, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses, except where such event has not had or would not have a Material Adverse Effect (as defined herein); and, since the respective dates as of which information is given in the Registration Statement and the Prospectuses, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT"), otherwise than as set forth or contemplated in the Prospectuses;

                  (i) The Company or one of its subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it and that is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectuses or such as do not individually or in the aggregate materially affect the value of such property and do not individually or in the aggregate interfere with the use made and proposed to be made of such property by the Company or its subsidiaries; and any real property and buildings, that are material to the business of the Company and its subsidiaries, taken as a whole, held under lease by the Company or one of its subsidiaries is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its subsidiaries;

                  (j) Each subsidiary of the Company, as that term is defined in Rule 1-02 of Regulation S-X under the Act ("RULE 1-02"), that is a "significant subsidiary" of the Company (as such term is defined in Rule 1-02) (each a "SIGNIFICANT SUBSIDIARY" and, collectively, the "SUBSIDIARIES") is listed in Schedule II to this Agreement;

                  (k) Each of the Company and its Subsidiaries has been duly incorporated, amalgamated, organized, continued or formed and is validly existing as a corporation or partnership in good standing under the laws of its jurisdiction of incorporation, amalgamation, organization, continuance or formation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses, and has been duly qualified as an extra-provincial or foreign corporation or partnership for the transaction of


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         business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where such failure to be so qualified would not have a Material Adverse Effect;

                  (l) The Company has an authorized capitalization as set forth in the Prospectuses, and all of the issued shares in the capital of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued and outstanding shares or partnership interests of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company in the percentages set forth on Schedule II hereto, free and clear of all liens, encumbrances, equities or claims (except for encumbrances on the shares of Atlas Methanol Company Unlimited incurred in connection with the limited recourse debt facilities described in note 7 to the Company's annual consolidated financial statements for the year ended December 31, 2004) and there are no restrictions on transfers of the Securities, subsequent to their issue, under the laws of Canada and of the United States, except for Securities sold in Canada pursuant to the Canadian Offering Memorandum (as defined herein);

                  (m) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement and the Indenture (as defined herein), will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture dated as of July 20, 1995 (the "INITIAL INDENTURE") between the Company and The Bank of New York (formerly United States Trust Company of New
         York), as Trustee (the "TRUSTEE"), as supplemented by the First Supplemental Indenture dated as of June 18, 2002, as supplemented by the Second Supplemental Indenture dated as of June 19, 2002, as supplemented by the Third Supplemental Indenture dated as of December 9, 2003, and as further supplemented by the Fourth Supplemental Indenture to be dated as of July -, 2005 (the "SUPPLEMENTAL INDENTURE") (as so supplemented, the "INDENTURE") between the Company and the Trustee, under which they are to be issued, which will be substantially in the form filed as an exhibit to the Registration Statement; the Initial Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, when the Supplemental Indenture is executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws affecting creditors' right and remedies generally and general principles of equity including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity and the Securities and the Indenture will conform to the descriptions thereof in the Prospectuses;


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                  (n)    The Company has the corporate power and authority to
         execute, deliver and perform its obligations under this Agreement and this Agreement has been duly authorized, executed and delivered by the Company;

                  (o) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, violations or defaults which would not result in a Material Adverse Effect), (ii) result in any violation of the provisions of the Articles of Continuance or By-laws, as amended, of the Company or (iii) contravene any statute or any order, rule or regulation of any court, central bank, stock exchange or governmental agency or body ("GOVERNMENTAL AGENCY") having jurisdiction over the Company or any of its subsidiaries or any of their properties that would have a Material Adverse Effect; and no consent, approval, authorization, order, registration, clearance or qualification ("GOVERNMENTAL AUTHORIZATION") of or with any such Governmental Agency is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except the registration under the Act of the Securities and such Governmental Authorization as may be required under British Columbia Securities Laws, such as have been obtained under the Trust Indenture Act and the Canada Business Corporations Act, and such Governmental Authorizations as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (p) Neither the Company nor any of its Subsidiaries is (A) in violation of its Articles of Continuance or By-laws (or other constating instrument, as applicable) or (B) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound (except, in the case of clause (B) above, for such defaults which would not result in a Material Adverse Effect);

                  (q) The statements set forth in the Prospectuses under the captions "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Securities; under the captions "Tax Considerations", "Description of Certain Indebtedness" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are a fair summary of such terms and provisions and insofar as such statements constitute legal considerations, are accurate and correct in all material respects;

                  (r) Except as disclosed in the Prospectuses or as would not individually or in the aggregate have a Material Adverse Effect (A) the Company and its subsidiaries are each in compliance with all applicable Environmental Laws (as defined herein), (B) the Company and



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         its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims (as defined herein) against the Company or any of its subsidiaries, and (D) to the knowledge of the Company, there are no circumstances with respect to any property or operations of the Company or its subsidiaries that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or its subsidiaries. In addition, based upon the Company's reviews, conducted in the ordinary course of its business, of the effect of Environmental Laws on the business and operations of the Company and its subsidiaries, the Company has reasonably concluded that, except as disclosed in the Prospectuses, the costs and liabilities under Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, remediation, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and potential liabilities to third parties) would not, singularly or in the aggregate, have a Material Adverse Effect, or be required to be disclosed in the Prospectuses;

                  For purposes of this subsection, the following terms shall have the following meanings: "ENVIRONMENTAL LAW" means any Canadian, United States, Chilean, New Zealand, Trinidad, Korean or Egyptian (or other applicable jurisdiction's) federal, provincial, state, local or municipal statute, law, rule, regulation, ordinance, code, or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "ENVIRONMENTAL CLAIM" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, lien, notice of noncompliance or violation, investigation or proceeding relating in any way to any Environmental Law;

                  (s) Other than as set forth in the Prospectuses, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                  (t) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "INVESTMENT COMPANY", as such term is defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT");

                  (u) No Governmental Authorization of or with any Governmental Agency is required to effect payments of principal, premium, if any, and interest on the Securities;

                  (v) No withholding tax imposed under the federal laws of Canada or the laws of the Province of British Columbia will be payable in respect of the payment of the commissions



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         contemplated by this Agreement by the Company to an Underwriter, provided that the Underwriter deals at arm's length with the Company (as such term is understood for purposes of the Income Tax Act (Canada)), and that such commissions are payable in respect of services rendered by the Underwriter wholly outside of Canada that are performed in the ordinary course of business carried on by the Underwriter that includes the performance of such services for a fee and any such amount is reasonable in the circumstances;

                  (w) No goods and services tax imposed under the federal laws of Canada will be payable by the Company in respect of the payment of commissions as contemplated by this Agreement to an Underwriter, provided that such commissions are in respect of services performed by an Underwriter wholly outside of Canada;

                  (x) No stamp duty, documentary taxes or similar taxes are payable by the Company under the federal laws of Canada or the laws of the Province of British Columbia in connection with the sale and delivery of the Securities pursuant to this Agreement by the Company;

                  (y) The Company and each of its subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies (collectively, "PERMITS") that are necessary to own or lease their properties and conduct their businesses as described in the Prospectuses, except where the failure to obtain such Permit would not have a Material Adverse Effect;

                  (z) The Company or one of its subsidiaries owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary to carry on the business now operated by the Company and its subsidiaries, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect;

                  (aa) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or, except as permitted by this Agreement, facilitate the sale or resale of the Securities;

                  (bb) KPMG LLP, who have audited and reported on certain annual consolidated financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations thereunder and are independent with respect to



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         the Company within the meaning of the Canada Business Corporations Act and the BCSA and regulations and policies thereunder;

                  (cc) The consolidated financial statements included in the Prospectuses, together with the related schedules, if any, and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of income and retained earnings and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been prepared in accordance with generally accepted accounting principles in Canada ("CANADIAN GAAP") applied on a consistent basis throughout the periods involved and, except for the interim consolidated financial statements included in the Prospectuses, have been reconciled to generally accepted accounting principles in the United States of America ("U.S. GAAP") in accordance with Item 17 of Form 20-F under the Exchange Act. The selected consolidated financial data and the summary consolidated financial data included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited consolidated financial statements included in the Prospectuses;

                  (dd) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect;

                  (ee) Except as disclosed in the Prospectuses, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any officer, director, employee or any other person not dealing at arm's length with the Company which is required to be disclosed under the Act or applicable British Columbia Securities Laws and the Company does not have any outstanding loans to any of its officers or directors;

                  (ff) The Company will not offer or sell the Securities, directly or indirectly, in Canada, or to or for the benefit of any resident of Canada, except in, or to or for the benefit of residents of, the Provinces of British Columbia, Alberta, Ontario or Quebec (the "DESIGNATED PROVINCES") on a private placement basis, under an offering memorandum (the "CANADIAN OFFERING MEMORANDUM") prepared for such purpose, pursuant to exemptions from the prospectus requirements of the securities laws of the Designated Provinces and otherwise in compliance with those laws, and any such sales will only be made through the Underwriters or their Canadian affiliates;

                  (gg) Neither the Company nor any of its subsidiaries has conducted any transactions with the government of Cuba, Libya, Iran, Iraq, Sudan, Angola, North Korea, Syria, or Myanmar (Burma) (the "PROHIBITED COUNTRIES" ) or with any person or entity located in any of the Prohibited Countries;

                  The net proceeds from the sale of the Securities (as described in the Prospectuses under the caption "Use of Proceeds") have not been and will not be, directly or indirectly, invested in or committed to any business activities in any of the Prohibited Countries;

                  (hh) The Indenture and the issuance of the Securities thereunder are exempt from Part VIII of the Canada Business Corporation Act pursuant to an exemption order obtained under the provisions of the Canada Business Corporation Act and, except for the filing of the Indenture with the BCSC, no other registration, recording or filing of the Indenture is required under the federal laws of Canada or the laws of the Province of British Columbia in connection with the authorization, execution, delivery and performance by the Company of the Indenture;

                  (ii) The Company maintains disclosure controls and procedures as required by Rule 13a-15 or Rule 15d-15 under the Exchange Act and as contemplated by the certifications required under Form 52-109F1 and Form 52-109F2 under Multilateral Instrument 52-109 - Certification of Disclosures in Issuer's Annual and Interim Filings ('"52-109"), and such controls and procedures are effective to ensure that all material information concerning the Company is made known, on a timely basis, to the individuals responsible for the preparation of the Company's filings with the Commission and the BCSC. The Company has disclosed to its auditors and the audit committee of its board of directors (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as such term is defined by Rules 13a-15(f) and 15d-15(f) under the Exchange Act and, in Canada, under 52-109) which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting;

                  (jj) The Company maintains systems of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

                  (kk) The Company has complied in all material respects with the Sarbanes-Oxley Act of 2002 and the corporate governance rules of the Nasdaq National Market applicable to it.

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of -% of the principal amount thereof, plus accrued interest, if any, from July -, 2005 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         As compensation to the Underwriters for their respective commitments hereunder, at the Time of Delivery the Company will pay to ABN AMRO Incorporated and BNP Paribas Securities Corp., for the accounts of the several Underwriters, an underwriting commission equal to -% of the principal amount of the Securities.

         3. Upon the authorization by ABN AMRO Incorporated and BNP Paribas Securities Corp. of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and subject to the conditions set forth in this Agreement and the Prospectuses. Additionally, the
Underwriters: (1) will not offer or sell Securities in any province or territory of Canada except in, or to or for the benefit of residents of, the Designated Provinces on a private placement basis under the Canadian Offering Memorandum prepared for such purpose, pursuant to exemptions from the prospectus requirements of the securities laws of the Designated Provinces and otherwise in compliance with those laws, and any such sales will only be made through the Underwriters or their Canadian affiliates; (2) have not offered or sold and, prior to the expiry of a period of six months from the Time of Delivery, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or, from July 1, 2005, are registered as qualified investors within the meaning of Article 2(e) of the Prospectus Directive (2003/71/EC) or otherwise in circumstances which have not resulted and will not result in an offer of transferable securities to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 and, after July 1, 2005, Section 102B of the FSMA; (3) have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by them in connection with the issue or sale of any Securities in circumstances in which section 21 (1) of the FSMA does not apply to the Company; and (4) have complied and will comply with all applicable provisions of the FSMA with respect to anything done by them in relation to the Securities in, from or otherwise involving the United Kingdom.

         4. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to ABN AMRO Incorporated and BNP Paribas Securities Corp., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor in U.S. dollars by wire transfer of Federal (same-day) funds to the account specified by the Company to ABN AMRO Incorporated and BNP Paribas Securities Corp. at least forty-eight hours in advance, by causing DTC to credit the Securities to the account of ABN AMRO Incorporated at DTC. The Company will cause the certificates representing the Securities to be made available to ABN AMRO Incorporated and BNP Paribas Securities Corp. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "DESIGNATED OFFICE"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on July -, 2005 or such other time and date as ABN AMRO Incorporated, BNP Paribas Securities Corp. and the Company may agree upon in writing. Such time and date are herein called the "TIME OF DELIVERY".

         (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(p) hereof, will be delivered at the offices of McCarthy Tetrault LLP, 1300-777 Dunsmuir Street, Vancouver, British Columbia, Canada (the "CLOSING LOCATION"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4 and Section 5, "NEW YORK BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York or Vancouver, British Columbia are generally authorized or obligated by law or executive order to close.

         5.       The Company agrees with each of the Underwriters:

                  (a) To prepare the Supplemented PREP Prospectus and the U.S. Supplemented Prospectus in a form approved by you and (i) to file such Supplemented PREP Prospectus with the BCSC in accordance with the PREP Procedures not later than the BCSC's close of business on the second business day following the execution and delivery of this Agreement and (ii) to file such U.S. Supplemented Prospectus with the Commission pursuant to General Instruction II.K. of Form F-9 not later than the Commission's close of business on the first business day following the day that the filing of the Supplemented PREP Prospectus is made with the BCSC; to notify the Underwriters promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall have been filed with the Commission or shall have become effective, and when any supplement or amendment to the U.S. Prospectus or the Canadian Prospectus shall have been filed,
         (ii) of the receipt of any comments from the BCSC or the Commission,
         (iii) of any request by the BCSC to amend or supplement the Base PREP Prospectus or the Canadian Prospectus or for additional information, or of any request by the Commission to amend the Registration Statement or to amend or supplement the U.S. Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose, and (v) of the issuance by the BCSC of any order having the effect of ceasing or suspending the distribution of the Securities or the trading in the securities of the Company, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose; to use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use or such order ceasing or suspending the distribution of the Securities or the trading in the securities of the Company and, if any such order is issued, to promptly use its best efforts to obtain the withdrawal of such order at the earliest possible time; to file promptly all reports required to be filed by the Company (i) with the Commission pursuant to
         Section 13(a), 13(c) or 15(d) of the Exchange Act, and (ii) with the BCSC in accordance with British Columbia Securities Laws, in each case subsequent to the date of the Prospectuses and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and to make no further amendment or any supplement to the Registration Statement or the Prospectuses which shall be disapproved by you promptly after reasonable notice thereof;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction and further provided that nothing contained in this Section 5(b) shall require the Company to file or qualify a prospectus in any province or territory of Canada, other than British Columbia (for the purpose of qualifying under British Columbia Securities Laws the distribution of the Securities in the United States and elsewhere outside of Canada), in connection with an offer and sale of the Securities in any such province or territory;

                  (c) Prior to 12:00 pm, New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the U.S. Prospectus in New York City in such quantities as you may reasonably request, and to furnish the Underwriters with written copies of the Canadian Offering Memorandum in Toronto in such quantities as you may reasonably request, and, if the delivery of a prospectus is required by applicable law, at any time prior to the expiration of nine months after the time of issue of the Prospectuses in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectuses are delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectuses or to file under British Columbia Securities Laws or under the Exchange Act any document incorporated by reference in the Prospectuses in order to comply with British Columbia Securities Laws, the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of amended Prospectuses or supplements to the Prospectuses which will correct such statement or omission or effect such compliance; and in case any Underwriter is required, by applicable law, to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectuses, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may reasonably request of an amended or supplemented U.S. Prospectus complying with Section 10(a)(3) of the Act. The Company has furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, a copy of the Canadian Preliminary Prospectus and the Base PREP Prospectus, approved, signed and certified as required by the British Columbia Securities Laws, and signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and including a signed copy of the Form F-X) and signed copies of all consents and certificates of experts; the copies of the Canadian Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the BCSC pursuant to the System for Electronics Document Analysis and Retrieval (SEDAR);

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158 under the Act);

                  (e) During the period beginning from the date hereof and continuing to and including the later of the Time of Delivery and such earlier time as you may notify the Company, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities;

                  (f) To furnish to holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries audited by independent chartered accountants and prepared in conformity with Canadian GAAP, together with a reconciliation to U.S. GAAP in accordance with Item 17 of Form 20-F under the Exchange Act) and, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with Canadian GAAP (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                  (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the BCSC, the Commission or any securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the BCSC or the Commission), provided that, to the extent such information is not publicly available, such information shall be provided to you on a confidential basis;

                  (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectuses under the caption "Use of Proceeds";

                  (i) Not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or, except as permitted by this Agreement, facilitate the sale or resale of the Securities; and

                  (j) The Company will take such steps as it deems necessary to ascertain promptly whether the form of Supplemented PREP Prospectus was received for filing by the BCSC and whether the U.S. Supplemented Prospectus transmitted for filing pursuant to General Instruction II.K. of Form F-9 was received for filing by the Commission and, in the event that any such prospectuses were not received for filing, it will promptly file any such prospectus not then received for filing.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the qualification for distribution of the Securities under British Columbia Securities Laws and the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus and the Prospectuses and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company's counsel in connection with the private placement of the Securities in Canada, as well as the cost of printing or producing any Canadian Offering Memorandum to be used in connection with the offering, purchase, sale and delivery of the Securities in Canada; (iii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Supplemental Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iv) all expenses in connection with the qualification of the Securities for offering and sale under state and other securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by securities rating services for rating the Securities; (vi) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities;
(viii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (ix) all expenses and all stamp or other issuance or transfer taxes or duties or withholding taxes payable to the Government of Canada or any political subdivision or taxing authority thereof or therein arising as a result of the issuance, sale and delivery of the Securities, or as a result of the sale and delivery of the Securities outside of Canada of the Securities by the Underwriters to the initial purchasers thereof in the manner contemplated under this Agreement; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Supplemented PREP Prospectus shall have been filed with the BCSC under the PREP Procedures within the applicable time period prescribed for such filing thereunder and the U.S. Supplemented Prospectus shall have been filed with the Commission pursuant to General Instruction II.K of Form F-9 within the applicable time period prescribed for such filing by the rules and regulations under the Act and, in each case, in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Securities or the trading in the Securities or any other securities of the Company shall have been issued or proceedings therefor initiated or threatened by any securities commission, securities regulatory authority or stock exchange in Canada or the United States; and all requests for additional information on the part of the BCSC or the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated the Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Fried, Frank, Harris, Shriver & Jacobson LLP, U.S. counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) Methanex Holdings Ltd. is validly existing in good standing under the laws of the State of Delaware

                         (ii) The Registration Statement is effective under the Act and the Form T-1 and the Form F-X were filed with the Commission prior to the effectiveness of the Registration Statement; any required filing of the U.S. Prospectus or any supplement thereto pursuant to General Instruction II.K. of Form F-9 has been made in the manner and within the time period required by said General Instruction II.K.; and no stop order suspending the effectiveness of the Registration Statement has been issued and, no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                         (iii) The Registration Statement and the U.S. Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements, notes and schedules and the financial or accounting data included therein or omitted therefrom, as to which we express no opinion) appear on their face to be responsive as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder;

                         (iv) The Form F-X, as of its date, appears on its face to be responsive as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

                         (v) Assuming the due authorization, execution and delivery of the Underwriting Agreement under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, the Underwriting Agreement (to the extent that execution and delivery are governed by the laws of the State of New York) has been duly executed and delivered by the Company;

                         (vi) Assuming the due authorization, execution, issuance and delivery of the Securities under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, and assuming the Securities have been authenticated by the Trustee, the Securities (to the extent execution, issuance and delivery are governed by the laws of the State of New York) have been duly executed, issued and delivered and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms;

                         (vii) Assuming the due authorization, execution and delivery of the Initial Indenture by the Company under all relevant Canadian federal and British Columbia law and New York law, and assuming the due authorization, execution and delivery of the Supplemental Indenture, which also forms a part of the Indenture, under all relevant Canadian federal and British Columbia law, the Supplemental Indenture (to the extent the execution and delivery thereof are governed by the laws of the State of New York) has been duly executed and delivered by the Company, and the Indenture constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and the Indenture has been qualified under the Trust Indenture Act;

                         (viii) No consent, approval, authorization, order,
                  registration, clearance or qualification of or with any Governmental Agency of the United States or the State of New York is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Underwriting Agreement or the Indenture, except such as have been obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations, clearances or qualifications as may be required under state securities or Blue Sky laws or by requirements of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Securities by the Underwriters;

                         (ix) The statements set forth in the U.S. Prospectus, as amended or supplemented, under the caption "Description of the Notes", insofar as they constitute summaries of legal matters or documents referred to therein, fairly summarize in all material respects the matters referred to therein;

                         (x) The statements set forth in the U.S. Prospectus, as amended or supplemented, under the caption "Tax Considerations - Certain U.S. Federal Income Tax Considerations", insofar as such statements purport to summarize matters of U.S. federal income tax laws or legal conclusions with respect thereto, and subject to the limitations, qualifications and assumptions set forth therein, fairly summarize in all material respects the matters set forth therein;

                         (xi) The Company is not, and after giving effect to the sale of Securities and the application of the net proceeds as described in the U.S. Prospectus, will not be an "investment company", as such term is defined in the Investment Company Act; and

                         (xii) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 14 of the Underwriting Agreement and Section 13.10 of the Indenture, validly submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to the Underwriting Agreement or the Indenture or the transactions contemplated hereby, has validly waived any objection to the venue of a proceeding in any such court, and has validly appointed the Authorized Agent as its authorized agent for the purpose described in Section 14 of the Underwriting Agreement and Section 13.10 of the Indenture; and service of process effected on such agent in the manner set forth in Section 14 of the Underwriting Agreement and Section 13.10 of the Indenture will be effective to confer valid personal jurisdiction over the Company;

                  (d) McCarthy Tetrault LLP, Canadian counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) The Company has been duly continued and is validly existing as a corporation under the federal laws of Canada, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses, and any amendment or supplement thereto; the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture and the Securities;

                         (ii) The Company has an authorized capitalization as set forth in the Prospectuses, and any amendment or supplement thereto, and all of the issued and outstanding shares in the capital of the Company have duly authorized and validly issued and are fully paid and non-assessable (such counsel being entitled to rely in respect of matters of fact upon certificates of the Company and the transfer agent of the Company);

                         (iii) The Company has been extra-provincially registered or otherwise duly qualified as an extra-provincial or as a foreign corporation for the transaction of business under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

                         (iv) To such counsel's knowledge, based solely upon documents provided to such counsel by the Company and conferences with officers and other representatives of the Company in connection with the offering of the Securities, and other than as set forth in the Prospectuses, and any amendment or supplement thereto, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are of a character required by the British Columbia Securities Laws to be described or referred to in the Prospectuses and any amendment or supplement thereto, and no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                         (v) This Agreement has been duly authorized and, to the extent that execution and delivery are governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, executed and delivered by the Company;

                         (vi) The Indenture and the Securities have been duly authorized and, to the extent that execution, issuance and delivery are matters governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, the Indenture has been duly executed and delivered by the Company and the Securities have been duly executed, issued and delivered by the Company; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectuses as amended or supplemented;

                         (vii) The form of global certificate representing the Securities, as included in the Indenture, has been duly approved and adopted by the Company and complies in all material respects with all applicable statutory requirements of the Province of British Columbia and of Canada applicable therein and with any applicable requirements of the constating documents of the Company;

                         (viii) The Indenture and the issuance of the Securities
                  thereunder comply, to the extent applicable, with the provisions of the Canada Business Corporations Act. No registration, filing or recording of the Indenture under British Columbia Securities Laws is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Securities issued thereunder;

                         (ix) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation by the Company of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any of the agreements or instruments set forth in the Company's officer's certificate prepared in support of such counsel's opinion and delivered in draft form to counsel for the Underwriters prior to the execution of this Agreement, (B) result in any violation of the provisions of the Articles of Continuance or the By-laws, as amended of the Company or (C) contravene any federal, provincial or local law, rule or regulation of the Province of British Columbia or Canada applicable to the transactions contemplated by the issue and sale of the Securities or the provisions of the Indenture or this Agreement or, to the best of such counsel's knowledge, any order applicable to the Company of any court or of any other governmental body or instrumentality having jurisdiction over it or any of its property that would have a Material Adverse Effect (it being understood that for the purpose of the opinion in this clause
                  (C), such counsel is not passing upon compliance with respect to antifraud or similar provisions of any securities laws of the Province of British Columbia or the Federal laws of Canada applicable therein);

                         (x) No Governmental Authorization of or with any Governmental Agency in Canada is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained;

                         (xi) To such counsel's knowledge, the Company is not in violation of its constating documents or in default in the performance or observance of any material obligation, covenant or condition contained in any of the agreements or instruments set forth in the Company's officer's certificate prepared in support of such counsel's opinion and delivered in draft form to counsel for the Underwriters prior to the execution of this Agreement;

                         (xii) To such counsel's knowledge, all descriptions in the Prospectuses as amended or supplemented of contracts, agreements, arrangements and other documents to which the Company or its subsidiaries are a party are correct in all material respects;

                         (xiii) The information in the Registration Statement
                  under "Part II - Indemnification of Directors and Officers" and the statements set forth in the Prospectuses under the captions "Risk Factors -- Risks Related to the Notes and Our Structure -- "It may be difficult for you...", "Description of the Notes -- Enforceability of Judgments", and "Tax Considerations -- Certain Canadian Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws of the Province of British Columbia or the federal laws of Canada applicable therein, and under the captions "Underwriting" and "Description of Certain Indebtedness" have been reviewed by such counsel and, to the extent that such statements constitute matters of law or legal conclusions, such statements fairly present the information disclosed therein and, insofar as such statements purport to describe the provisions of laws or documents referred to therein, such statements are correct in all material respects;

                         (xiv) Insofar as matters of the laws of the Province of British Columbia and the federal laws of Canada applicable therein are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

                         (xv) A final receipt has been obtained in respect of the Base PREP Prospectus from the BCSC and, subject to the filing of standard post closing notices, all necessary documents have been filed, all necessary proceedings have been taken and all necessary authorizations, approvals, permits and consents have been obtained under British Columbia Securities Laws to permit the Securities to be offered, sold and delivered, as contemplated by this Agreement and pursuant to the U.S./Canada Multi-Jurisdictional Disclosure System ("MJDS"), in the United States, and no other Governmental Authorization of or with any Governmental Agency in Canada or the Province of British Columbia is required for such offering, sale or delivery of the Securities pursuant to the MJDS in the United States or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained;

                         (xvi) The Company is a "Reporting issuer" under the securities legislation of the Province of British Columbia and is not on the list of defaulting issuers maintained under such legislation; and the Company meets the general requirements to use a short form prospectus under National Instrument 44-101-Short Form Prospectus Distributions;

                         (xvii) To such counsel's knowledge, there are no
                  franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that in accordance with the requirements of the BCSC are required to be made publicly available in connection with the offering of the Securities that have not been made publicly available as would be required; and there are no documents required to be filed with the BCSC in connection with the offering of the Securities that have not been filed as required;

                         (xviii) No withholding tax imposed under the federal
                  laws of Canada or the laws of the Province of British Columbia will be payable in respect of the payment of the commissions contemplated by this Agreement by the Company to an Underwriter, provided that the Underwriter deals at arm's length with the Company (as such term is understood for purposes of the Income Tax Act (Canada)), and that such commissions are payable in respect of services rendered by the Underwriter wholly outside of Canada that are performed in the ordinary course of business carried on by the Underwriter that includes the performance of such services for a fee and any such amount is reasonable in the circumstances;

                         (xix) No goods and services tax imposed under the federal laws of Canada will be payable by the Company in respect of the payment of commissions as contemplated by this Agreement to an Underwriter, provided that such commissions are in respect of services performed by an Underwriter wholly outside of Canada;

                         (xx) No stamp duty, documentary taxes or similar taxes are payable by the Company under the federal laws of Canada or the laws of the Province of British Columbia in connection with the sale and delivery of the Securities pursuant to this Agreement by the Company;

                         (xxi) A court of competent jurisdiction in the Province of British Columbia (a "BRITISH COLUMBIA COURT") would give effect to the choice of the law of the State of New York ("NEW YORK LAW") as the proper law governing this Agreement, the Indenture and the Securities, provided that such choice of law is: (A) bona fide (primarily in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction); (B) legal; and (C) not contrary to public policy as that term is applied by a British Columbia Court ("PUBLIC POLICY"). To such counsel's knowledge, no Public Policy would be offended by recognition of this choice of law, nor are we aware of any basis upon which such choice of law would not be bonafide and legal;

                         (xxii) In an action on a final and conclusive judgment
                  in personam of any federal or state court in the State of New York (a "NEW YORK COURT") that is not impeachable as void or voidable under New York law, a British Columbia Court would give effect to the appointment by the Company of CT Corporation System as its agent to receive service of process in the United States of America under this Agreement and the Indenture and to the provisions in this Agreement and the Indenture whereby the

                  Company submits to the non-exclusive jurisdiction of a New York Court, except that a British Columbia Court may not consider itself bound by any provision of this Agreement or the Indenture purporting to make that submission to jurisdiction exclusive;

                         (xxiii) If this Agreement, the Indenture or the
                  Securities are sought to be enforced in the Province of British Columbia in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a British Columbia Court would, subject to paragraph (xxi) above, recognize the choice of New York law and, upon such law being specifically pleaded and appropriate evidence as to such law being adduced, apply such law to all issues that under the conflict rules of the Province of British Columbia, are to be determined in accordance with the proper or governing law of the contract, provided that: (A) none of the provisions of this Agreement, the Indenture or the Securities, as the case may be, or of applicable New York law, are contrary to Public Policy; (B) such New York law does not constitute, directly or indirectly, revenue, expropriatory, public or penal laws; (C) in matters of procedure, the laws of the Province of British Columbia will be applied; (D) a British Columbia Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the appropriate forum to hear such an action, or if concurrent proceedings are being brought elsewhere; and (E) a British Columbia Court may not enforce an obligation enforceable under the laws of the Province of British Columbia where performance of the obligation would be illegal under the laws of the place of performance;

                         (xxiv) The laws of the Province of British Columbia and
                  the federal laws of Canada applicable therein permit an action to be brought in a British Columbia Court on a final and conclusive judgment in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of this Agreement, the Indenture or the Securities, that is not impeachable as void or voidable under New York law and that is for a sum certain if: (A) the New York Court that rendered such judgment had jurisdiction over the judgment debtor, as recognized by a British Columbia Court (and submission by the Company in this Agreement and the Indenture to the jurisdiction of the New York Court will be deemed sufficient for such purpose); (B) proper service of process in respect of the proceeding in which such judgment was obtained was made in accordance with New York law; (C) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with Public Policy or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or contrary to any order made by the Competition Tribunal under the Competition Act (Canada); (D) the enforcement of such judgment in British Columbia does not constitute, directly or indirectly, the enforcement of any laws of the State of New York or of the United States of America which a British Columbia Court would characterize as revenue, expropriatory, public or penal laws; (E) in an action to enforce a default judgment, the judgment does not contain a manifest error on its face; (F) the action to enforce such judgment is commenced within the applicable limitation period after the date of such judgment; and (G) the judgment does not conflict with another final and conclusive judgment in the same cause of action, provided that a British Columbia Court may stay an action to enforce a foreign judgment if an appeal of a judgment is pending or the time for appeal has not expired, and provided, further, that under the Currency Act (Canada) a British Columbia Court may only give judgment in Canadian dollars;

                         (xxv) No Governmental Authorization of or with any Governmental Agency is required to effect payments of principal, premium, if any, and interest on the Securities;

                         (xxvi) The Canadian Prospectus and any supplement or
                  amendment thereto in connection with the offering of the Securities (including the PREP Information, but excluding the financial statements and other financial data included or incorporated therein or omitted therefrom, as to which such counsel need express no opinion) appear on their face to be appropriately responsive as to form in all material respects to the requirements, including the PREP Procedures, of the securities laws, rules and regulations of the Province of British Columbia as interpreted and applied by the BCSC;

                         (xxvii) The offering, issue, sale and delivery of the
                  Securities by the Company to purchasers in the Designated Provinces, in accordance with the terms of the Canadian Offering Memorandum dated the date of the Supplemented PREP Prospectus, are exempt from the prospectus requirements of the securities laws of the Designated Provinces and no prospectus is required nor are other documents required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory authorities obtained by the Company under such securities laws to permit the offering, issue, sale and delivery of the Securities by the Company or the Underwriters to purchasers resident in the Designated Provinces, either through registrants or dealers registered under applicable laws who comply with such applicable laws or in circumstances in which there is an exemption from the registration requirements of the applicable laws, except such filings as may be required after the Time of Delivery under the securities laws of the Designated Provinces in connection with such offering, issue, sale and delivery;

                  Such written opinion shall additionally state that such counsel has participated in the preparation of the Registration Statement, the U.S. Prospectus and the Canadian Prospectus and in conferences with officers and other representatives of the Company, representatives of the independent chartered accountants for the Company, and representatives of the Underwriters, at which the contents of the Registration Statement, the U.S. Prospectus and the Canadian Prospectus, and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses, except for those referred to in the opinion in subsection xiii of this Section 7(d), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of their dates, the Prospectuses or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, the Prospectuses or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the Provinces of British Columbia, Alberta, Ontario and Quebec and the federal laws of Canada applicable therein, upon opinions of local counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the opinion shall state that they believe the Underwriters and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials; provided that such certificates have been delivered to the Underwriters. Such opinion may be subject to assumptions, qualifications and limitations as are reasonable and customary in legal opinions of this type and as shall be satisfactory to counsel for the Underwriters but shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions.

                  (e) Philippi, Yrarrazaval, Pulido & Brunner Ltda., special Chilean counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) Methanex Chile Limited ("METHANEX CHILE") is registered as a Chilean branch of a foreign company and is in good standing to own, lease and operate its properties and assets in conducting its business in Chile;

                         (ii) To the best of such counsel's knowledge, there are no Chilean statutes or regulations or any pending or threatened legal or governmental proceedings that are material to the Company or its subsidiaries taken as a whole that are not described under the caption headings "Natural Gas Supply", "Foreign Operations and Government

                  Regulation" and "Environmental and Social Matters" in the Company's Annual Information Form dated March 21, 2005;

                         (iii) The descriptions contained in the Prospectuses of the Chilean statutes, regulations, orders, governmental franchises and licenses and legal or governmental proceedings with respect to the Company and its subsidiaries taken as a whole are accurate and fairly summarize such statutes, regulations, orders, franchises, licenses and proceedings.

                         (iv) To such counsel's knowledge, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument to which Methanex Chile, jointly or severally, is a party;

                         (v) The issue and sale of the Securities and the entering into, execution and delivery of this Agreement and the Indenture by the Company, and the compliance by the Company with and the consummation by the Company of the transactions contemplated in this Agreement, the Indenture and Registration Statement, do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default or permit acceleration) under or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of Methanex Chile under (i) to such counsel's knowledge, any indenture, mortgage, loan agreement or other agreement or instrument to which Methanex Chile, jointly or severally, is a party or by which it may be bound or to which any of its properties or assets may be subject, (ii) any existing applicable Chilean statute, regulation or rule, or (iii) to such counsel's knowledge, any judgment, order or decree of any government, governmental, regulatory or administration agency, authority, commission or instrumentality or court having jurisdiction over Methanex Chile or any of its properties or assets;

                         (vi) To such counsel's knowledge, Methanex Chile has not failed to obtain any licence, permit, franchise or other administrative, governmental or regulatory approval necessary to the ownership of its property or to the conduct of its businesses, which failure to obtain has or could have a material adverse effect on the businesses of Methanex Chile; and

                         (vii) To such counsel's knowledge, other than as described in the Prospectuses, no revocation or limitation of any permit, licence, franchise or approval held by Methanex Chile is pending or threatened and Methanex Chile is not in default or violation of any thereof, and the authorization, issuance and delivery of the Securities and the compliance by the Company with the terms of the Indenture do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, any of such permits, licences, franchises and approvals, where such revocation, limitation, default, violation, conflict or breach has or could have a material adverse effect on Methanex Chile; to such counsel's knowledge, other than as described in the Prospectuses, there is not threatened or pending any change in any law, rule or regulation which would have a material adverse effect on the businesses of Methanex Chile.

                  (f) Simpson Grierson, special New Zealand counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) The descriptions contained in the Prospectuses of the New Zealand statutes, regulations, orders, governmental franchises and licences and legal or governmental proceedings with respect to the Company and its subsidiaries taken as a whole are accurate and fairly summarize in all material respects such statutes, regulations, orders, franchises, licences and proceedings;

                         (ii) To such counsel's knowledge there are no New Zealand statutes or regulations or any pending or threatened legal or governmental proceedings that are material to the Company or its subsidiaries taken as a whole that are not described under the caption headings "Natural Gas Supply", "Foreign Operations and Government Regulation" and "Environmental and Social Matters" in the Company's Annual Information Form dated March 21, 2005;

                         (iii) Methanex New Zealand Limited ("METHANEX NEW ZEALAND") has been duly incorporated and is validly existing and in good standing (in respect of the filing of annual returns where required) under the laws of New Zealand as of the Time of Delivery and has full corporate power and authority to own, lease and operate its properties and assets and conduct its business in New Zealand;

                         (iv) All of the issued and outstanding shares in the capital of Methanex New Zealand have been duly authorized and validly issued and are fully paid and non-assessable;

                         (v) Other than as disclosed in the Prospectuses, to such counsel's knowledge after due enquiry, Methanex International Holdings Limited is the registered holder of all of the issued and outstanding ordinary shares and Methanex Netherlands BV is the registered holder of all issued and outstanding redeemable preference shares in Methanex New Zealand;

                         (vi) To such counsel's knowledge based solely upon a review of the corporate minute books of Methanex New Zealand, there are no rights granted to or in favor of any person to acquire any unissued shares or other securities of Methanex New Zealand;

                         (vii) To such counsel's knowledge, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument to which Methanex New Zealand is a party;

                         (viii) The issue and sale of the Securities and the
                  entering into, execution and delivery of this Agreement and the Indenture by the Company, and the compliance by the Company with and the consummation by the Company of the transactions contemplated in this Agreement, the Indenture and Registration Statement, do not and will not result in any violation of the constitution of Methanex New Zealand, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default or permit acceleration) under or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of Methanex New Zealand under (i) to such counsel's knowledge, any indenture, mortgage, loan agreement or other agreement or instrument to which the Methanex New Zealand is a party or by which it may be bound or to which any of it properties or assets may be subject, (ii) any existing applicable New Zealand statute, regulation or rule, or (iii) to such counsel's knowledge, any judgment, order or decree of any government, governmental, regulatory or administration agency, authority, commission or instrumentality or court having jurisdiction over Methanex New Zealand or any of its properties or assets;

                         (ix) To such counsel's knowledge, Methanex New Zealand has not failed to obtain any licence, permit, franchise or other administrative, governmental or regulatory approval necessary to the ownership of its property or to the conduct of its business, which failure to obtain has or could have a material adverse effect on the business of Methanex New Zealand; and

                         (x) To such counsel's knowledge, other than as described in the Prospectuses, no revocation or limitation of any permit, licence, franchise or approval held by Methanex New Zealand is pending or threatened and Methanex New Zealand is not in default or violation of any thereof, and the authorization, issuance and delivery of the Securities and the compliance by the Company with the terms of the Indenture do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, any of such permits, licences, franchises and approvals, where such revocation, limitation, default, violation, conflict or breach has or could have a material adverse effect on Methanex New Zealand; to such counsel's knowledge, other than as described in the Prospectuses, there is not threatened or pending any change in any law, rule or regulation which would have a material adverse effect on the business of Methanex New Zealand.

                  (g) M. Hamel-Smith & Co., special Trinidad counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) The descriptions contained in the Prospectuses of the Trinidad statutes, regulations, orders, governmental franchises and licences and legal or governmental proceedings with respect to the Company and its subsidiaries taken as a whole are accurate and fairly summarize in all material respects such statutes, regulations, orders, franchises, licences and proceedings;

                         (ii) To such counsel's knowledge there are no Trinidad statutes or regulations or (based entirely on a certificate of an officer of each of the Trinidad Subsidiaries) any pending or threatened legal or governmental proceedings that are material to the Company or its subsidiaries taken as a whole that are not described under the caption headings "Natural Gas Supply", "Foreign Operations and Government Regulation" and "Environmental and Social Matters" in the Company's Annual Information Form dated March 21, 2005;

                         (iii) Each of Methanex Trinidad Unlimited and Atlas Methanol Company Unlimited (the "TRINIDAD SUBSIDIARIES") has been duly incorporated and is validly existing and in good standing under the laws of Trinidad as of the Time of Delivery and has full corporate power and authority to own, lease and operate its properties and assets and conduct its businesses in Trinidad;

                         (iv) All of the issued and outstanding shares in the capital of the Trinidad Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable;

                         (v) Other than as disclosed in the Prospectuses, to such counsel's knowledge after due enquiry, Methanex Trinidad Holdings Limited is the registered holder of all of the issued and outstanding shares of Methanex Trinidad Unlimited and Methanex Atlas Holdings Limited is the registered holder of 63.1% of the issued and outstanding shares of Atlas Methanol Company Unlimited;

                         (vi) To such counsel's knowledge, based entirely on a certificate of an officer of each of the Trinidad Subsidiaries, there are no rights granted to or in favor of any person to acquire any unissued shares or other securities of the Trinidad Subsidiaries;

                         (vii) To such counsel's knowledge, based entirely on a certificate of an officer of each of the Trinidad Subsidiaries, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument to which the Trinidad Subsidiaries, jointly or severally, are a party;

                         (viii) The issue and sale of the Securities and the
                  entering into, execution and delivery of this Agreement and the Indenture by the Company, and the compliance by the Company with and the consummation by the Company of the transactions contemplated in this Agreement, the Indenture and Registration Statement, do not and will not result in any violation of the articles of continuance of Methanex Trinidad Unlimited or the articles of incorporation of Atlas Methanol Company Unlimited, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default or permit acceleration) under or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Trinidad Subsidiaries under (i) to such counsel's knowledge, any indenture, mortgage, loan agreement or other agreement or instrument to which the Trinidad Subsidiaries, jointly or severally, are a party or by which they may be bound or to which any of their properties or assets may be subject, (ii) any existing applicable Trinidad statute, regulation or rule, or (iii) to such counsel's knowledge, based entirely on a certificate of an officer of each Trinidad Subsidiary, any order or decree of any government, governmental, regulatory or administration agency, authority, commission or instrumentality, or (iv) to such counsel's knowledge, any judgment of any court in Trinidad having jurisdiction over the Trinidad Subsidiaries or any of their properties or assets;

                         (ix) To such counsel's knowledge, the Trinidad Subsidiaries have not failed to obtain any licence, permit, franchise or other administrative, governmental or regulatory approval necessary to the ownership of their property or to the conduct of their businesses, which failure to obtain has or could have a material adverse effect on the businesses of the Trinidad Subsidiaries, taken as a whole; and

                         (x) To such counsel's knowledge, based entirely on a certificate of an officer of each Trinidad Subsidiary, other than as described in the Prospectuses, no revocation or limitation of any permit, licence, franchise or approval held by the Trinidad Subsidiaries is pending or threatened and the Trinidad Subsidiaries are not in default or violation of any thereof. To such counsel's knowledge, the authorization, issuance and delivery of the Securities and the compliance by the Company with the terms of the Indenture do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, any of such permits, licences, franchises and approvals, where such revocation, limitation, default, violation, conflict or breach has or could have a material adverse effect on the Trinidad Subsidiaries, taken as a whole; to such counsel's knowledge, other than as described in the Prospectuses, there is not threatened or pending any change in any law, rule or regulation which would have a material adverse effect on the businesses of the Trinidad Subsidiaries, taken as a whole.

                  (h) Chancery Chambers, special Barbados counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) Each of Methanex Chile Limited, Cape Horn Finance Limited, Waterfront Shipping Company Limited, Methanex Holdings (Barbados) Limited, Methanex Trinidad Holdings Limited and Methanex Atlas Holdings Limited (the "BARBADOS SUBSIDIARIES") has been duly incorporated or continued (as the case may be) and is validly existing and in good standing under the laws of Barbados as of the Time of Delivery and has full corporate power and authority to own, lease and operate its properties and assets and conduct its business;

                         (ii) All of the issued and outstanding shares in the capital of each of the Barbados Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable;

                         (iii) To such counsel's knowledge after due inquiry, Methanex International Holdings Limited is the registered holder of all of the issued and outstanding shares of the Barbados Subsidiaries;

                         (iv) To such counsel's knowledge based solely upon a review of the corporate minute books of the Barbados Subsidiaries, there are no rights granted to or in favor of any person to acquire any unissued share or other securities of any of the Barbados Subsidiaries;

                         (v) To such counsel's knowledge, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument to which the Barbados Subsidiaries, jointly or severally, are a party;

                         (vi) The issue and sale of the Securities and the entering into, execution and delivery of this Agreement and the Indenture by the Company, and the compliance by the Company with and the consummation by the Company of the transactions contemplated in this Agreement, the Indenture and Registration Statement, do not and will not result in any violation of the Articles of Incorporation or Continuance, as the case may be, the By-Laws (as amended) or the international business company licence of the Barbados Subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default or permit acceleration) under or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Barbados Subsidiaries under (a) to such counsel's knowledge, any indenture, mortgage, loan agreement or other agreement or instrument to which the Barbados Subsidiaries, jointly or severally, are a party or by which they may be bound or to which any of their properties or assets may be subject, (b) any existing applicable

                  Barbados statute, regulation or rule, or (c) to such counsel's knowledge, any judgment, order or decree of any government, governmental, regulatory or administration agency, authority, commission or instrumentality or court having jurisdiction over the Barbados Subsidiaries or any of their properties or assets.

                         (vii) To such counsel's knowledge, the Barbados Subsidiaries have not failed to obtain any licence, permit, franchise or other administrative, governmental or regulatory approval necessary to the ownership of their property or to the conduct of their businesses, which failure to obtain has or could have a material adverse effect on the businesses of the Barbados Subsidiaries, taken as a whole;

                         (viii) To such counsel's knowledge, other than as
                  described in the Prospectuses, no revocation or limitation of any permit, license, franchise or approval held by the Barbados Subsidiaries is pending or threatened and the Barbados Subsidiaries are not in default or violation of any thereof, and the authorization, issuance and delivery of the Securities and the compliance by the Company with the terms of the Indenture do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, any of such permits, licences, franchises and approvals, where such revocation, limitation, default, violation, conflict or breach has or could have a material adverse effect on the Barbados Subsidiaries, taken as a whole; and

                         (ix) To such counsel's knowledge, other than as described in the Prospectuses, there is no threatened or pending change in any law, rule or regulation which would have a material adverse effect on the businesses of the Barbados Subsidiaries, taken as a whole.

                  (i) Truman Bodden & Company, special Cayman Islands counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) Methanex International Holdings Limited ("MIHL") has been duly incorporated and is validly existing and in good standing under the laws of the Cayman Islands as of the date hereof and has full corporate power and authority to own, lease and operate its properties and assets and conduct its business in the jurisdictions in which such business is transacted as described in the Prospectuses;

                         (ii) All of the issued and outstanding shares in the capital of MIHL have been duly authorized and validly issued and are fully paid and non-assessable;

                         (iii) The issue and sale of the Securities and the entering into, execution and delivery of this Agreement and the Indenture by the Company, and the compliance of the Company with and the consummation by the Company of the transactions contemplated in this Agreement, the Indenture and Registration Statement, do not and will not result in any violation of the Memorandum and Articles of Association of MIHL, and do not and will not conflict with, or result in a breach of any of the terms or provisions of (i) any existing applicable Cayman Islands statute, regulation or rule; or (ii) to such counsel's knowledge, any order or decree of any Cayman Islands government, governmental, regulatory or administration agency, authority, commission or instrumentality having jurisdiction over MIHL or any of its properties or assets;

                         (iv) MIHL has not failed to obtain any licence, permit, franchise or other administrative, governmental or regulatory approval in the Cayman Islands necessary to the ownership of its property or to the conduct of its business, which failure to obtain has or could have a material adverse effect on the business of MIHL;

                         (v) Based solely on such counsel's search of the Cause List at the office of the Clerk of the Grand Court, George Town, Grand Cayman on or immediately prior to the Time of Delivery and on a certificate of the Secretary of MIHL in support of such counsel's opinion, a copy of which shall be provided to you, MIHL is not the subject of any legal proceedings before any Court of the Cayman Islands; there is no mechanism for identifying whether MIHL is the subject of proceedings before any arbitrator or governmental body in the Cayman Islands, but such counsel has not been informed or notified of any such proceedings.

                  The opinion shall make reference to, and have annexed, a certified true copy of the Register of Members of MIHL, showing who are the current shareholders of MIHL as of the Time of Delivery.

                  (j) Loyens & Loeff, N.V., special Netherlands counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i)    Methanex Netherlands BV has been duly
                  incorporated and is validly existing under the law of the Netherlands as a legal entity in the form of a private company with limited liability ("besloten vennootschap met beperkte aansprakelijkheid");

                         (ii) Upon the incorporation of Methanex Netherlands BV 178,000 (one hundred and seventy-eight thousand) shares with a nominal value of NLG 1 (one guilder) each in the capital of Methanex Netherlands BV were duly issued; and

                         (iii) According to the Shareholders Register, all 80,864 (eighty thousand eight-hundred and sixty-four) issued and outstanding shares in the capital of Methanex Netherlands BV are held by Methanex International Holdings Limited.

                  (k) On the date of the Prospectuses at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  (l) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectuses any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses, and
         (ii) since the respective dates as of which information is given in the Prospectuses there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectuses;

                  (m) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                  (n) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Nasdaq National Market ("NASDAQ"), or the New York Stock Exchange ("NYSE"), or The Toronto Stock Exchange (the "TSX"); (ii) a suspension or material limitation in trading in the Company's securities on Nasdaq or the TSX; (iii) a general moratorium on commercial banking activities in New York or Canada declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States or Canada; (iv) a change or development involving a prospective change in Canada taxation affecting the Company, the Securities or the transfer thereof or (v) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, Canada or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectuses;

                  (o)    The Company shall have complied with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (p) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (l) of this Section and as to such other matters as you may reasonably request.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act, any British Columbia Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement (including PREP Information), the U.S. Prospectus or the Canadian Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement (including the PREP Information), the U.S. Prospectus or the Canadian Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through ABN AMRO Incorporated or BNP Paribas Securities Corp. expressly for use therein.

         (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, any British Columbia Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement (including the PREP Information), the U.S. Prospectus or the Canadian Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the

Registration Statement (including the PREP Information), the U.S. Prospectus or the Canadian Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through ABN AMRO Incorporated or BNP Paribas Securities Corp. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c)    Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectuses. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration

Statement or the Prospectuses, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectuses which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by ABN AMRO Incorporated or BNP Paribas Securities Corp. on behalf of the Underwriters.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of ABN AMRO Incorporated, 55 East 52nd Street, 6th Floor, New York, NY 10055, Attention:
Syndicate Desk, Liz Chan, Fax: (212) 409-5256 and BNP Paribas Securities Corp., 787 Seventh Avenue, 8th Floor, New York, NY 10019-6016, Attention: Tim McCann,
Fax: (212) 841-3158; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. The Company irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and
(iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in Canada. The Company has appointed CT Corporation System 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

         15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "JUDGMENT CURRENCY") other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "RATE OF EXCHANGE" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

         16. Time shall be of the essence of this Agreement. As used herein, and except as otherwise provided, the term "BUSINESS DAY" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         19. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.



                                     Very truly yours,

                                     METHANEX CORPORATION



                                     By:
                                         -------------------------------
                                         Name:    Ian P. Cameron
                                         Title:   Senior Vice-President, Finance
                                                  & Chief Financial Officer

Accepted as of the
date hereof on
behalf of themselves
and the other
Underwriters:

ABN AMRO Incorporated


By:
    ---------------------------------
    Name:
    Title:


BNP Paribas Securities Corp.


By:
    ---------------------------------
    Name:
    Title:

                                   SCHEDULE I


                                                                PRINCIPAL AMOUNT
                                                                  OF SECURITIES
                                                                 TO BE PURCHASED
                                                                ----------------

ABN AMRO Incorporated ........................................  $
BNP Paribas Securities Corp. .................................
CIBC World Market Corp. ......................................
RBC Capital Markets Corporation ..............................
                                                                ----------------
                  Total ......................................  $
                                                                ================

                                   SCHEDULE II
                            SIGNIFICANT SUBSIDIARIES


                                                                       OWNERSHIP
NAME                                            JURISDICTION          BY COMPANY
Cape Horn Finance Limited                       Barbados                  100%
Methanex Atlas Holdings Limited                 Barbados                  100%
Methanex Chile Limited                          Barbados                  100%
Methanex Holdings (Barbados) Limited            Barbados                  100%
Methanex Trinidad Holdings Limited              Barbados                  100%
Waterfront Shipping Company Limited             Barbados                  100%
Methanex Europe N.V.                            Belgium                   100%
Methanex International Holdings Limited         Cayman Islands            100%
Methanex Chile Limited (Agencia)                Chile                     100%
Methanex Holdings Ltd.                          Delaware                  100%
Methanex Netherlands BV                         Netherlands               100%
Methanex New Zealand Limited                    New Zealand               100%
Methanex Methanol Company                       Texas                     100%
Atlas Methanol Company Unlimited                Trinidad                 63.1%
Methanex Trinidad Unlimited                     Trinidad                  100%

                                                                         ANNEX I

                  FORM OF ANNEX I DESCRIPTION OF COMFORT LETTER


         Pursuant to Section 7(j) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning British Columbia Securities Laws, the Act and the applicable published rules and regulations thereunder (collectively, the "ACCOUNTING REQUIREMENTS");

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included in the Prospectuses and the Registration Statement comply as to form in all material respects with the Accounting Requirements and, if applicable, they have made a review in accordance with standards established by the Canadian Institute of Chartered Accountants ("CICA"), which are substantially similar to those of the American Institute of Certified Public Accountants ("AICPA") of the unaudited consolidated interim financial statements, and if applicable, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "REPRESENTATIVES") and are attached hereto;

                  (iii) They have made a review in accordance with standards established by CICA, which are substantially similar to those of AICPA of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectuses and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the Accounting Requirements, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the Accounting Requirements;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectuses agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 40-F or Annual Information Form for such fiscal years;

                  (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting as applicable in the circumstances of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectuses, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of
                  income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectuses do not comply as to form in all material respects with the Accounting Requirements, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectuses for them to be in conformity with Canadian GAAP applicant on the basis substantially consistent with that of the audited financial statements in the Prospectuses;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectuses do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectuses;

                           (C) if applicable, any unaudited pro forma
                  consolidated condensed financial statements included in the Prospectuses do not comply as to form in all material respects with the Accounting Requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (D) as of a specified date not more than five days
                  prior to the date of such letter, there have been no changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectuses) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest


                                    Annex I-2
                  balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus disclose have occurred or may occur or which are described in such letter; and


                           (E) for the period from the date of the latest
                  financial statements included in the Prospectuses to the specified date referred to in clause (E) there were no decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectuses discloses have occurred or may occur or which are described in such letter; and

                  (i) In addition to the examination referred to in their report(s) included in the Prospectuses and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectuses, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


                                    Annex I-3